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                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.    )

Filed by the Registrant                          [X]
Filed by a Party other than the Registrant       [ ]
Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                                HSBC Funds Trust
                                ----------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       1)     Title of each class of securities to which transaction applies:

              -------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              -------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              -------------------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

              -------------------------------------------------------------

       5)     Total fee paid:

              -------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:_____

       2)     Form, Schedule or Registration Statement No.:____

       3)     Filing Party:_______

       4)     Date Filed:_________

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                                HSBC FUNDS TRUST

                       New York Tax-Free Money Market Fund

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536
                                August ____, 2001

Dear Shareholder:

         The Board of Trustees of HSBC Funds Trust (the "Trust") has called a special meeting of shareholders of the New York Tax-Free Money Market Fund (the "HSBC Fund"), each a series of the Trust, scheduled to be held at 10:00 a.m.,
local time, on              , 2001 at the offices of the Trust at 3435 Stelzer
Road Columbus, Ohio 43219.

         After the merger of HSBC Bank and Republic National Bank of New York, the Board of Trustees and HSBC Asset Management (Americas), Inc. ("HSBC Asset Management"), the HSBC Fund's current adviser, discussed a possible combination of the HSBC Fund with the Republic Funds. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning from its position as investment adviser to the HSBC Fund. After discussion with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment adviser to the HSBC Fund, and the Board of Trustees accepted the resignation, which is effective on September 28, 2001.

         The Board of Trustees considered ten candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that Rodney Square Management Corporation ("RSMC") presented the best opportunity to enhance shareholder value for the HSBC Fund shareholders. The Board of Trustees believes that RSMC will offer HSBC Fund shareholders an excellent investment related services.

         To facilitate the transition of investment advisory services from HSBC Asset Management to RSMC, it is necessary for shareholders to approve a new investment advisory agreement with RSMC.

         If shareholders of the HSBC Fund approve RSMC as their new investment adviser, RSMC proposes to manage the HSBC Fund in a master/feeder structure. In order to effect this change, shareholders of the HSBC Fund will also need to approve a change to one of its investment policies. This change will allow the HSBC Fund to seek its investment objective by investing all of its assets in another investment company (i.e. mutual fund) and will not have any impact on the existing investment policies of the HSBC Fund.

         Upon shareholder approval, RSMC will assume the role of investment adviser and manage your HSBC Fund directly for an interim period until the change in your HSBC Fund's investment strategy is implemented. Once the new investment strategy is implemented, your

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HSBC Fund will operate in a master/feeder structure in which its assets will be invested in a corresponding master fund that has the same investment objectives, policies and limitations as the HSBC Fund. The master fund for the HSBC Fund is New York Tax-Free Money Market Series(the "Master Series"), a series of WT Investment Trust I (the "Master Trust").

         In connection with the appointment of RSMC, you are also being asked to consider the election of two persons as Trustees of the Trust upon RSMC's assumption of the role of investment adviser.

         If these matters are approved by shareholders, the Trust's name will change to "Wilmington Funds Trust." The Board of Trustees has also approved for the Trust the use of other service providers that are currently used by the Master Trust and the Wilmington Family of Funds. Therefore, a new distributor, transfer agent, administrator and custodian will service your account.

         In considering whether to approve the matters presented in this proxy, you should note that:

         - the investment objectives, polices and risks of the Master Series are the same as those of the HSBC Fund;

         - [the strong performance record of RSMC for separately managed accounts and other mutual funds];

         - [the maximum total net operating expenses after RSMC's contractual fee waivers and reimbursements of the HSBC Fund will be no greater than its current maximum total net operating expenses after current waivers and reimbursement arrangements;]

         - the range of services and investment opportunities for shareholders will increase as the HSBC Fund will now be affiliated with RSMC and the Wilmington Family of Funds; and

         - the current Trustees of the Trust will continue to serve your after RSMC becomes investment adviser and will represent a majority of the Board of Trustees.

         The Trustees believe that the proposed changes are in the best interests of shareholders and recommend that shareholders vote FOR them. Therefore, we urge you to read the enclosed materials and vote promptly. Should you have any questions, please feel free to call (800) ____-_______.

         Your vote is important regardless of the number of shares you own. The matters we are submitting for your consideration are significant to the HSBC Fund, and to you as a shareholder. If we do not receive sufficient votes to act on these proposals, we may have to send additional mailings or canvass shareholders by telephone. Therefore, please take the time

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to read the Proxy Statement, to cast your vote on the enclosed proxy card, and to return the executed proxy card.

 IT IS IMPORTANT THAT YOUR VOTE IS RECEIVED NO LATER THAN SEPTEMBER   , 2001.

                                            Sincerely,


                                            Walter B. Grimm
                                            President

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                                HSBC FUNDS TRUST

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536
                                August ____, 2001

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON             , 2001

         Notice is hereby given that a special meeting of shareholders ("Meeting") of New York Tax-Free Money Market Fund (the "HSBC Fund") of HSBC Funds Trust (the "Trust") will be held at 3435 Stelzer Road, Columbus, Ohio
43219,            , 2001, at 10:00 A.M., local time, for the following purposes:

1) To approve a new Investment Advisory Agreements with Rodney Square Management Corporation ("RSMC");

2)   To approve changes to the investment policy of the HSBC Fund;

3)   To elect two persons to the Board of Trustees of the Trust; and

4) To transact such other business as may properly become before the Meeting or any adjournment(s) thereof.

         The Board of Trustees has fixed the close of business on August 3, 2001, as the record date of for the determination of shareholders entitled to notice of, and to vote, at the Meeting or any adjournment(s) thereof.

         A complete list of shareholders of the HSBC Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the HSBC Fund during ordinary business hours after August 3, 2001, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

         You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Trust. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                    IMPORTANT

         Please mark, sign date and return the enclosed proxy in the accompanying envelop as soon as possible in order to ensure a full representation at the Meeting.

         The Meeting will have to be adjourned without conducting any business if less than one-third of the eligible shares is represented, and the Trust will have to continue to solicit votes until a quorum is obtained. The Meeting may also be adjourned, if necessary, to continue

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to solicit votes if less than the required shareholder vote has been obtained to approve the matters presented in this proxy.

         Your vote, then, could be critical in allowing the Trust to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.

                                          By Order of the Board of Trustees


                                          Alaina V. Metz
                                          Assistant Secretary

Columbus, Ohio

Dated:  August ___, 2001

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                                HSBC FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                 PROXY STATEMENT
                      FOR SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON           , 2001

                                  INTRODUCTION

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD") OF HSBC FUNDS TRUST (THE "TRUST"), ON BEHALF OF NEW YORK TAX-FREE MONEY MARKET FUND (THE "HSBC FUND"), A SERIES OF THE TRUST, FOR USE IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST (THE "MEETING") TO BE HELD AT
3435 STELZER ROAD, COLUMBUS, OHIO 43219, ON            , 2001, AT 10:00 A.M.,
LOCAL TIME, AND AT ANY ADJOURNMENT(S) THEREOF FOR THE PURPOSES SET FORTH IN THE FOREGOING NOTICE. The Trust's Annual Report, including financial statements of the Trust for the fiscal year ended December 31, 2000, is available without charge upon request .

         The primary purpose of the Meeting is to allow shareholders to consider several proposals which are necessary in order to implement Rodney Square Management Corporation ("RSMC") as the investment adviser of the HSBC Fund. As more fully described below, the Board of Trustees of the Trust believe that appointing RSMC as investment adviser will benefit the HSBC Fund and its shareholders. Specifically, shareholders are being asked to consider a new Investment Advisory Agreement for the Trust.

         Shareholders of the HSBC Fund are asked to vote on the following proposals to be presented at the Meeting:


     PROPOSALS

     Proposal 1:           Approval of new investment advisory agreements
                           with RSMC

     Proposal 2:           Approval of change to investment policy

     Proposal 3:           Election of individuals as Trustees of the Trust upon
                           RSMC becoming investment adviser

                                     VOTING

GENERAL VOTING INFORMATION

         The Board of Trustees has fixed the close of business on August 3, 2001 as the record date (the "Record Date") for determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. As of the Record Date, 31,028,746.490 shares of the HSBC Fund were issued, outstanding and entitled to vote.

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         Annex E lists each person that, as of the Record Date, owned 5% or more of the outstanding hares of each class of the HSBC Fund. The Trust has no knowledge regarding beneficial ownership. As of the Record Date, the Trustees and executive officers of the Trust did not own 1% or more the outstanding shares of the HSBC Fund.

         The holders of one-third of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the Meeting from time to time until a quorum is present.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the relevant Proposal. The HSBC Fund expect that, before the Meeting, broker-dealer firms holding shares of the HSBC Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that broker-dealers that are members of a stock exchange or other self-regulatory organizations may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under the applicable rules of such organizations.

SOLICITATION OF PROXIES

         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement. Shareholders of the HSBC Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees.

         In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Trust and officers and employees of RSMC, personally or by telephone or telegraph, without special compensation. In addition, Shareholder Communications Corporation ("SCC") will be retained to assist in the solicitation of proxies as needed. [As the meeting date approaches, certain shareholders whose votes the Trust has not yet received may receive telephone calls from SCC representatives requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf.]

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy card will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the proposals set forth in this proxy and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.


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         All costs of printing and mailing proxy materials, and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by RSMC, and not by the Trust or its shareholders.

VOTE REQUIRED FOR EACH PROPOSAL

         Each share is entitled to one vote. Each proposal shall be treated separately, and if any proposal is not approved by shareholders, this would not affect any of the other proposals. If a proposal is not approved, the Board of Trustees will consider such other action as is appropriate based upon the best interests of the shareholders.

         Shares have no preemptive or subscription rights. Shares do not have cumulative voting rights. Therefore, a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a Trustee under Proposal 3. Approval of Proposals 1 and 2 requires the affirmative vote of a majority of the outstanding shares of the HSBC Fund. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of holders of a "majority" means the vote of the holders of the lesser of (a) sixty-seven percent (67%) or more of the shares present at the meeting or represented by proxy if the holders of fifty percent (50%) or more of such shares are so present or represented by proxy; or (b) more than fifty (50%) of such outstanding shares.

         The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for each of the proposals described in this proxy. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                   INFORMATION ABOUT THE PROPOSED TRANSACTION

THE PROPOSED CHANGE OF INVESTMENT ADVISOR AND CONSOLIDATION OF SERVICE PROVIDERS

         The Board of Trustees believes that the Trust, the HSBC Fund and its shareholders would all benefit from the appointment of a new investment adviser and the implementation of a master/feeder structure of operation for the HSBC Fund. By appointing RSMC as the HSBC Fund's investment adviser, the Trust and the HSBC Fund will become affiliated with RSMC and the Wilmington Family of Funds. The Wilmington Family of Funds offers a variety of mutual funds that shareholders of the HSBC Fund will have access to upon the change of investment adviser. Furthermore, shareholders of the HSBC Fund will have access to the service provider arrangements that are currently in place for the Wilmington Family of Funds.

         The change in investment adviser would involve the following changes:


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         -        RSMC would replace HSBC Asset Management (Americas), Inc. as investment adviser to each HSBC Fund;

         - the HSBC Fund would seek to achieve its investment objective by investing all of its assets in the Master Series pursuant to a master/feeder structure of operation;

         - The current Trustees of the Trust would continue to serve the Trust; if the nominees for Trustees are elected, two additional individuals would also serve the Trust;

         -        The Trust's name would be changed to Wilmington Funds Trust;

         - The current Wilmington Family of Funds' service providers would replace those currently used by the Trust. PFPC Distributors, Inc. would provide distribution services and its affiliate, PFPC Inc. would provide transfer agent, accounting and administrative services.

         -        Wilmington Trust Company would serve as custodian.

         Management believes that a consolidation of service providers would give the Trust access to greater shareholder servicing capabilities and to the full range of investment options and efficiencies offered by RSMC and its affiliates.

AVAILABILITY OF CLASSES AFTER THE CHANGE OF INVESTMENT ADVISER

         Following shareholder approval of RSMC as the HSBC Fund's new investment adviser, Class B and Class C shares of the HSBC Fund will no longer be offered to the public. Unless otherwise redeemed, existing shareholders of Class B and Class C shares shall remain shareholders of such classes and shall retain the rights, preferences and privileges currently enjoyed by such shareholders. However, since Class B and Class C shares will no longer be offered following shareholder approval of RSMC, shareholders of Class B and Class C shares will no longer be able to exchange their Class B and Class C shares for other Class B and Class C shares, respectively, of other funds within the HSBC Funds Complex.

INFORMATION ABOUT THE MASTER FEEDER STRUCTURE

         Following shareholder approval of RSMC as the HSBC Fund's new investment adviser, the HSBC Fund will implement a new investment strategy. While the investment objectives, limitations and risks of the HSBC Fund will remain the same, the HSBC Fund will operate in a master/feeder structure where the HSBC Fund would seek its investment objective by investing all of its assets in a "master fund." RSMC manages the New York Tax-Free Money Market Series, a series of WT Investment Trust I (each, a "Master Series"). New York Tax-Free Money Market Series (the "Master Series") will be the "master fund" for the HSBC Fund.

         The master/feeder structure enables various institutional investors to pool their assets, which may result in economies by spreading certain fixed costs over a larger asset base.


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Each shareholder of a master fund, including the HSBC Fund, will pay its proportionate share of the master fund's expenses.

         The Board of Trustees has proposed the adoption of this master/feeder structure to take advantage of the flexibility it offers mutual fund operations. For example, the master/feeder structure provides greater potential for administrative and operational efficiencies. Following shareholder approval of RSMC as the new investment adviser for the HSBC Fund, the Trust will enter into service agreements with a new distributor, transfer agent and administrator to facilitate these operational efficiencies.

         Although the master/feeder structure is designed to reduce costs, it may not do so, and the HSBC Fund might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the HSBC Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the HSBC Fund's interest and, therefore, could have effective voting control over the operation of the master fund. On the other hand, while these risks are always a possibility, to date, the Master Series has not experienced any of these difficulties.

         While there are benefits related to the master/feeder structure, a fund may decide not to continue its participation in such a structure. For example, for reasons relating to costs or a change in investment objective, among others, the HSBC Fund could switch to another master fund or decide to manage its assets itself. Following the approval of RSMC as the investment adviser, the HSBC Fund will be the only "feeder" of the Master Series.

EVALUATION BY THE BOARD OF TRUSTEES

         After the merger of HSBC Bank and Republic National Bank of New York, the Board of Trustees and HSBC Asset Management (Americas), Inc., 452 Fifth Avenue, New York, New York, 10018 ("HSBC Asset Management") discussed a possible combination of the HSBC Fund with the Republic Funds. Unable to reach any agreement, HSBC Asset Management suggested resigning from its position as investment adviser to the HSBC Fund. After discussion with the Board of Trustees, the Board and HSBC Asset Management agreed that HSBC Asset Management would resign as investment adviser to the HSBC Fund, and the Board of Trustees accepted the resignation, which is effective on September 28, 2001. In light of the decision to resign, the Board and HSBC Asset Management believe that the interests of the HSBC Fund would be served if shareholders were to select a new investment adviser.

         The Board of Trustees unanimously approved a proposal for shareholder consideration that, if approved by HSBC Fund shareholders, would replace HSBC Asset Management with RSMC as investment adviser.

         Following the tender of HSBC Asset Management's resignation, the Board considered numerous alternatives, including liquidation of the HSBC Fund. After carefully considering the status of the HSBC Fund and all alternatives, at a meeting held on June 22, 2001, the Board considered and approved the reorganization of investment advisory services and the implementation of a master/feeder structure. The Board of Trustees considered ten


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candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that RSMC presented the best opportunity to enhance shareholder value for shareholders. The Board of Trustees believes that Rodney Square Management Corporation will offer HSBC Fund shareholders an excellent investment opportunity.

         For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act and hereinafter referred to as the "Independent Trustees") of the HSBC Fund, determined that the proposal to replace HSBC Asset Management with RSMC as investment adviser to the HSBC Fund under the proposed master/feeder structure is in the best interests of the HSBC Fund and its shareholders.

         The appointment of RSMC would allow the HSBC Fund shareholders to continue to participate in a portfolio that is professionally managed in accordance with each HSBC Fund's current investment objective.

         The Board of Trustees, in recommending the appointment of RSMC as investment adviser, considered a number of factors, including the following:

    (1) expense ratios and information regarding fees and expenses of the HSBC Fund before and after RSMC's proposed appointment as investment adviser;

    (2)  the advisory rates payable to RSMC;

    [(3) the performance record of RSMC for simarly managed separate accounts and other mutual funds;]

    (4) estimates that show that the master/feeder structure IS EXPECTED to result in lower expense ratios in the absence of subsidies from management;

    (5) the skills and capabilities of RSMC personnel that would be responsible for the management of the HSBC Fund and the Master Series;

    (6) the investment resources of RSMC and the strategic use of the master/feeder structure;

    (7) the quality and caliber of services that have been enjoyed by shareholders of the Wilmington Family of Funds; and

    (8)  alternatives to appointing RSMC as investment adviser.

         Based upon the Trustees' review and their evaluation of all materials presented to them, and in consideration of all factors deemed relevant by them, and after consultation with independent counsel to the Independent Trustees, the Board determined that each the proposed investment advisory agreement with RSMC is fair and reasonable and in the best interests of the Trust, HSBC Fund and its shareholders. Accordingly, the Board, including all of the Independent Trustees, approved each of the proposed agreements and recommended that shareholders of the Trust vote to approve the new investment advisory agreement. The Trustees also recommended shareholder approval of the proposed nominees as Trustees.

                                   PROPOSAL 1
          Approval of the Proposed Advisory Agreements


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                   with Rodney Square Management Corporation

         The current investment advisory agreement between the Trust and HSBC Asset Management (the "HSBC Agreement"), the proposed interim investment advisory agreement between the Trust and RSMC (the "Interim Agreement") and the proposed investment advisory agreement between the Master Trust and RSMC (the "RSMC Agreement"), have substantially the same terms, except for the name of the investment adviser, the date and the advisory fees payable by the HSBC Fund. The HSBC Agreement was last approved by the Trustees at a meeting held May 1, 2001 and will terminate effective September 28, 2001. The RSMC Agreement and the Interim Agreement were each approved, subject to shareholder approval, by a majority of the Trustees, including a majority of the Independent Trustees, at a meeting held June 22, 2001.

    (a)  INFORMATION ABOUT RODNEY SQUARE MANAGEMENT CORPORATION

         RSMC manages one of the first and largest affiliated mutual fund groups in the country. An industry pioneer in bank-sponsored mutual funds, RSMC is a wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. Wilmington Trust Corporation is also the parent company of Wilmington Trust Company ("WTC"), Delaware's leading bank and sponsor of the Wilmington Family of Funds.

         RSMC provides comprehensive services to the separate accounts and mutual funds that it manages. Many of its staff are active with industry trade groups, giving particular attention to following and participating in key legislative and regulatory initiatives. As of June 30, 2001, RSMC had $5.5 billion of assets under management.

         Certain portfolio personnel employed by RSMC are also employed by its affiliate WTC, and in such capacity provide investment management services to separate accounts and fiduciary accounts.

         Certain directors/trustees and officers of RSMC and its affiliates are also nominees as Trustees of the Trust. Their names, principal occupations and affiliations are shown in the table under Proposal 3.

[RELATIVE PERFORMANCE DATA TO BE INCLUDED.]

         Information regarding the portfolios of the Wilmington Family of Funds managed by RSMC, including their total net assets and the fees received by RSMC, is set forth in Annex D. The address of RSMC is 1100 North Market Street, Wilmington, DE 19890.

         Information on the directors and executive officers of RSMC is contained in Annex F.

    (b)  RECENT TRANSACTIONS INVOLVING SECURITIES OF RSMC
         [TO BE ADDED BY AMENDMENT]

    (c)  THE AGREEMENTS

         Except as noted below, the operative terms of the HSBC Agreement are substantially similar to those of the Interim Agreement and the RSMC Agreement. The form of the proposed Interim Agreement and RSMC Agreement are attached as Annex A, and Annex B, respectively. The HSBC Agreement, the Interim Agreement and RSMC Agreement are referred to collectively, as the "Agreements," and HSBC Asset Management and RSMC are referred to

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collectively, as the "Adviser." Since RSMC would provide services indirectly to the HSBC Fund by such fund's investments in the Master Series, the services provided to the Master Series referred to below are in essence services that RSMC is providing to the HSBC Fund. Therefore, reference to the "Funds" is a reference to both the HSBC Fund and the Master Series.

         Upon shareholder approval and until the implementation of the master/feeder structure, RSMC will replace HSBC Asset Management as investment adviser and will provide investment advisory services directly to the HSBC Fund. Once the HSBC Fund's assets and shareholder account information are transferred to the new service providers, the mater/feeder investment strategy will be implemented for the HSBC Fund. At such time, all of the assets of the HSBC Fund will be invested in a corresponding Master Series and the RSMC Agreement will continue to govern the investment advisory relationship between RSMC and the HSBC Fund.

         The terms of each of the Agreements are as follows.

         SERVICES AND EXPENSES. Pursuant to the Agreements, the Adviser shall maintain a continuous investment program for the Trust and the HSBC Fund that is consistent with the investment objectives and policies of the HSBC Fund, as reflected in its prospectuses and statement of additional information, as in effect from time to time under the 1940 Act. In performance of its duties, the Adviser, among other things: (i) manages the investment and reinvestment of the assets of the Funds; (ii) determines what securities are to be purchased or sold for the Funds and executes transactions accordingly; (iii) furnishes the Funds with investment analysis and research, reviews current economic conditions and trends and considerations respecting long-range investment policies; (iv) makes recommendations as to the manner in which rights pertaining to securities held by the Funds; (v) furnishes requisite personnel necessary in connection with the operations of the Funds; (vi) furnishes office space, facilities, equipment and supplies; (vii) conducts periodic reviews of the Funds' compliance operations;
(viii) prepares and reviews certain required documents, reports and filings (including filings to the Securities and Exchange Commission), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; and (ix) prepares and maintains the books and records required under Rule 31a-1(b)(4), (5), (9) and (10) under the 1940 Act. The Adviser, pursuant to the Agreements, pays all of the costs and expenses associated with the Funds' advisory operations and activities, except those expressly assumed under the Agreement by the Funds. Expenses paid by the Funds include, among others: (a) brokers' commissions, issue and transfer taxes and other costs in connection with securities transactions in which a Fund is a party; (b) any interest on indebtedness incurred by the Funds; (c) extraordinary expenses (such as unexpected franchise taxes and corporate fees); and (d) distribution expenses.

         ADVISER COMPENSATION. As compensation for its advisory services to the Funds, the Adviser receives a monthly fee. Under the HSBC Agreement and the Interim Agreement, the fee is based upon a percentage of each HSBC Fund's average net assets. Under the RSMC Agreement, the fees are payable at the Master Series and is based upon a percentage of the Master Series' average net assets. The fees payable under the Agreements are the same. The fees payable to each Adviser under its respective advisory agreement is as follows:

         ADVISORY FEE     PORTION OF AVERAGE DAILY NET ASSETS

         ADVISORY FEE     PORTION OF AVERAGE DAILY NET ASSETS
         ------------     -----------------------------------
         0.350%           Not Exceeding $500 million

         0.315%           In excess of $500 million

         0.280%           In excess of $1 billion but not exceeding $1.5 billion

         0.245%           In excess of $1.5 billion

         For the fiscal year ended December 31, 2000, total advisory fees paid to HSBC Asset Management by the HSBC Fund $355,369.

         HSBC Asset Management has voluntarily agreed to limit its advisory fee and to reimburse certain fund expenses. This voluntary waiver respecting the advisory fee will expire on September 28, 2001 and may be reduced or discontinued at any time prior thereto.

         RSMC HAS AGREED TO A [DISCUSSION ON CONTRACTUAL LIMITATION OF ITS ADVISORY FEES]. Additional information regarding this commitment is described in paragraph (d) below under the heading of "Services to be Provided by the Current Service Providers of the Wilmington Family of Funds."

         LIMITATION OF LIABILITY. According to the Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties by the Adviser, the Adviser shall not be liable to a Fund or its shareholders for any act or omission in the course of, or in connection with, rendering services under the Agreement or for losses that may be sustained in the purchase, holding or sale of any security or the making of any investment. However, this limitation shall not protect the Adviser from liability in violation of certain provisions of the 1940 Act.

         BROKERAGE ALLOCATION. RSMC, in effecting the purchase and sale of portfolio securities for certain Master Series, currently seeks execution of trades at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange. However, RSMC reserves the right to seek execution of trades at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Master Series or RSMC by such member, broker, or dealer. Such services may include, but are not limited to, the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. RSMC may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by RSMC in connection with the Master Series.

         TERM. The HSBC Agreement became effective on May 1, 1998 and provides that it may be continued from year to year as to each HSBC Fund by the Board of Trustees of the Trust or by a vote of holders of a majority of the then-outstanding voting securities of the HSBC Fund. The Interim Agreement, if approved, shall be effective on September 28, 2001 and shall remain in force until the master/feeder structure is implemented. At such time, the RSMC Agreement shall be effective and shall remain in force for an initial two year term. Thereafter, the RSMC Agreement may be continued from year to year as long as each such continuance is approved at least annually by the Board of Trustees of the Master Series, or by a vote of holders of a majority of the then-outstanding voting securities of the Master Series. As indirect shareholders of the

Master Series by their investments in the HSBC Fund, shareholders of the HSBC Fund will have the right to approve the RSMC Agreement as described in the immediately preceding sentence.

         TERMINATION. The Agreements provide that it may be terminated without payment of any penalty either by vote of the Board of Trustees of the applicable Fund or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund, on sixty days' written notice to the Adviser. The Agreement shall terminate automatically in the event of assignment.

         The Board and HSBC Asset Management have agreed that the HSBC Agreement will terminate on September 28, 2001. If approved by shareholders of the HSBC Fund, the RSMC Agreement will take effect thereafter and RSMC will assume the responsibility of investment adviser to the HSBC Fund.

THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT ALL OF THE TRUST'S SHAREHOLDERS VOTE TO APPROVE EACH OF THE INTERIM AGREEMENT AND THE RSMC AGREEMENT.

                                   PROPOSAL 2
                    Approval of Change of Investment Strategy

         The Board of Trustees believes that it is advisable for the HSBC Fund to adopt a new investment strategy. Currently, the investment adviser to the HSBC Fund manages its assets by effecting trades of portfolio securities on behalf of the HSBC Fund directly. The Board proposes to implement a master/feeder structure of operation for the HSBC Fund to permit it to achieve its investment objective by investing all of its assets in a corresponding Master Series.

         The HSBC Fund and the Master Series have identical investment objective and, except for the implementation of the master/feeder structure, they both have the same principal investment strategies and investment risks. To implement the master/feeder structure, shareholders are being asked to approve a change in the HSBC Fund's limitation.

         Currently, the HSBC Fund may invest up to 10% of its total assets in securities issued by other investment companies. It is proposed that this limitation would need to be modified as follows:

         "NOTWITHSTANDING ANY OTHER INVESTMENT POLICY OR LIMITATION, THE FUND MAY INVEST ALL OF ITS ASSETS IN THE SECURITIES OF A SINGLE OPEN END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME FUNDAMENTAL INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS AS THE FUND."

INFORMATION ABOUT THE MASTER/FEEDER STRUCTURE

         The master/feeder structure enables various institutional investors, including the HSBC Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of the Master Series, including the HSBC Fund, will pay its proportionate share of the Master Series' expenses.

         The Board of Trustees has proposed the adoption of this master/feeder structure to take advantage of the flexibility it offers mutual fund operations and greater potential of administrative and operational efficiencies.

RISKS OF MASTER/FEEDER STRUCTURE

         Although the master/feeder structure is designed to reduce costs, it may not do so, and the HSBC Fund might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a Master Series could have adverse effects on an HSBC Fund such as requiring the liquidation of a substantial portion of the Master Series' holdings at a time when it could be disadvantageous to do so. Also, other feeders of a Master Series may have a greater ownership interest in the Master Series than the HSBC Fund's interest and, therefore, could have effective voting control over the operation of the Master Series.

         While there are benefits related to the master/feeder structure, the HSBC Fund may decide not to continue its participation in such a structure. The HSBC Fund may cease to invest in its Master Series only if the Board of Trustees were to determine that such action is in the best interests of the HSBC Fund and its shareholders. In that event, the Board of Trustees would consider alternative arrangements, including investing all of its assets in another investment company with substantially similar investment objective, policies and restrictions as the HSBC Fund or hiring an investment adviser to manage its assets directly. Upon the implementation of the master/feeder structure, the HSBC Fund will be the only "feeder fund" in its Master Series.

                    IMPLEMENTATION OF MASTER/FEEDER STRUCTURE
                            AND NEW SERVICE PROVIDERS

IMPLEMENTATION OF MASTER/FEEDER STRUCTURE

         Upon shareholder approval of the Interim Agreement and RSMC Agreement (the "New Advisor Arrangements"), all shareholder account information will remain with BISYS Fund Services, Inc., the current transfer agent of the Trust, until the assets and shareholder accounts of the HSBC Fund are moved to PFPC Inc., the Trust's new transfer agent, accounting agent and administrator (the "Transition Period"). During the Transition Period, RSMC will manage the assets of the HSBC Fund pursuant to the Interim Agreement and under the fee structure that is currently in place with HSBC Asset Management and the other service providers.

         Upon conversion of shareholder account information from BISYS Fund Services, Inc. to PFPC Inc., the HSBC Fund will implement the master/feeder structure of operation. At such time, (i) the RSMC Agreement will take effect, (ii) all of the assets of the HSBC Fund will be invested in the Master Series, (iii) the new service providers will provide services to the Trust and (iv) new fees and expenses will be in effect. Additional information regarding the new service providers and applicable fees and expenses tables are provided below.

         It is anticipated that the Transition Period will commence on or around September 28, 2001 and will continue for no longer than [60 days].

SERVICES TO BE PROVIDED BY THE CURRENT SERVICE PROVIDERS OF THE WILMINGTON FAMILY OF FUNDS

         Subject to shareholder approval of the New Advisor Arrangement, the Board of Trustees has also approved other service agreements between the Trust and the service providers listed below for the purpose of consolidating the Trust's service providers. This consolidation of service providers is expected to reduce fund operating expenses.

    (a)  DISTRIBUTOR

         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, ("BISYS") currently serves as the Trust's distributor. If the New Advisor Arrangements are approved, the Trustees have approved a Distribution Agreement between the Trust and PFPC Distributors, Inc. (the "Distributor"), pursuant to which the Distributor would serve as principal underwriter of the Trust. The Distributor is also the principal underwriter for other investment companies, including WT Mutual Fund. The Distributor's principal office is located at 3200 Horizon Drive, King of Prussia, PA 19406.

         The Distributor receives payments for distribution-related activities from the HSBC Funds pursuant to the plans of distribution adopted by the Board of Trustees, pursuant to Rule 12b-1 under the 1940 Act. Currently, with BISYS as the distributor, the distribution fees payable for Class A shares of the HSBC Fund is .20%. The distribution fee of Class B and Class C shares of the HSBC Fund is .75%. Additional information regarding the distribution fees is available in the current prospectus of the HSBC Fund under "Distribution Arrangement/Sales Charges" and in the current statement of additional information of the HSBC Fund under "Distribution Plans and Expenses."

         It is anticipated that the distribution fees payable to the Distributor following the effectiveness of the New Advisory Arrangements will be no more than the current distribution fees in place with BISYS.

    (b)  SERVICE ORGANIZATION FEE

         Various banks, trust companies, broker-dealers and other financial organizations ("Service Organizations") may provide certain administrative services for its customers who invest in the HSBC Fund. Currently, the HSBC Fund may pay Service Organizations a fee at an annual rate of up to .35% for its Class A shares and up to .50% for its Class B and Class C shares. It is anticipated that the service organization fee will be reduced for Class A shares of the HSBC Fund to no more than .25% following the effectiveness of the New Advisory Arrangement. There will be no change in the service organization fee currently being paid by Class B shares of the HSBC Fund.

    (c)  OTHER SERVICES

         BISYS Fund Services Ohio, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's administrator. Their services will be replaced with those of PFPC inc., 400 Bellevue Parkway, Wilmington, DE 19809, following shareholder approval.

         The Board of Trustees has approved the following other service agreements to take effect if shareholders approve the New Advisor
Arrangements: a transfer agent agreement with PFPC Inc.; an administration and accounting services agreement with PFPC Inc.; and a custody agreement with Wilmington Trust Company.

    (d)  EXPENSES

         The combined effect of the New Advisor Arrangements, the distribution plans, and the service provider agreements described in the paragraphs above is to place a cap or ceiling on the total expenses of the HSBC Fund, other than brokerage commissions, interest, taxes, litigation, trustees' fees and expenses, and extraordinary expenses. RSMC has agreed to a one-year contractual limitation of its advisory fee in order to maintain the current caps on the total annual operating expenses of the HSBC Fund.

         A table reflecting the fees and expenses of the HSBC Fund before and after the effectiveness of the New Advisory Arrangement and expense examples is as follows.

                         ANNUAL FUND OPERATING EXPENSES
                                   (UNAUDITED)

  (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                        ADMINISTRA-                   SERVICE                 TOTAL FUND
                           MANAGEMENT  TIVE SERVICE   DISTRIBUTION  ORGANIZATION    OTHER     OPERATING    FEE WAIVER    NET FUND
                            FEES(1)      FEES(2)       (12b-1)(3)      FEE(4)      EXPENSES    EXPENSES      (2,3,4)     EXPENSES
                           ----------  ------------   ------------  ------------  ----------  ----------  ------------ -----------
Class A - Current             .35%          .15%          .20%          .35%          .45%       1.50%         .40%        1.10%
Class A - After (5)           .35%         None           .20%          .25%             %           %            %        1.10%

Class B- Current              .35%          .15%          .75%          .50%          .45%       2.20%         .30%        1.90%
Class B - After (5)           .35%         None           .75%          .50%         1.66%       3.26%        1.01%        1.90%

Class C - Current             .35%          .15%          .75%          .50%          .45%       2.20%         .30%        1.90%
Class C - After (5)           .35%         None           .75%          .50%          .45%       2.20%         .30.%       1.90%

---------------------------------------
(1) HSBC Asset Management (Americas), Inc. has voluntarily agreed to limit its Management Fee to .to the extent the HSBC Fund's operating expenses exceed .65% for Class A shares and 1.65% for Class B and Class C shares of the HSBC Fund's average daily net assets. This voluntary limitation will terminate on September 28, 2001 and may be reduced or discontinued at any time prior thereto.
(2) BISYS Fund Services Ohio, Inc. is contractually limiting its Administrative Services fee to .10% for each class of shares of the HSBC Fund until April 30, 2002. This arrangement will terminate upon the implementation of the New Advisor Arrangements.
(3) BISYS Fund Services is contractually limiting the Distribution (12b-1) fee to .10% for each class of shares of the HSBC Fund until April 30, 2002. This arrangement will terminate upon the implementation of the New Advisor Arrangements.
(4) The HSBC Fund has committed to not pay the Service Organization fee for Class A shares and to limit the fee to .25% for Class B and Class C shares until April 30, 2002. This arrangement will terminate upon the implementation of the New Advisor Arrangements.
(5) The expenses of the HSBC Fund after the implementation of the New Advisor Arrangements reflect aggregate annual operating expenses of the HSBC Fund and its Master Series.

EXAMPLES

         The examples are intended to help you compare the cost of investing in the HSBC Fund. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that fund operating expenses remain the same except for the expiration of HSBC Fund's fee waivers. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

      HSBC FUND                                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
      ---------                                         ------       -------       -------       --------
      CLASS A SHARES
           Assuming redemption                           $112          $435         $781          $1756
      CLASS B SHARES
           Assuming redemption                           $593          $859         $1152         $2171
           Assuming no redemption                        $193          $659         $1152         $2171
      CLASS C SHARES
           Assuming redemption                           $293          $659         $1152         $2511
           Assuming no redemption                        $193          $659         $1152         $2511

                                   PROPOSAL 3
                              ELECTION OF TRUSTEES

         The present Board of Trustees has approved the nomination of the following persons as Trustees of the Trust. Mr. Nicholas Giordano was selected by the current Independent Trustees serving on the Nominating Committee for independent trustees, and approved by the full Board. Mr. Robert Christian was selected by and approved by the full Board and is considered to be an "interested person" of the Trust, as defined in the 1940 Act, primarily because of his positions with RSMC and its affiliates, as described in the table below. Messrs. Christian and Giordano both presently serve as trustees and/or officers of WT Mutual Fund and WT Investment Trust I.

         If Mr. Christian is elected as a Trustee of the Trust, it is expected that he will be appointed Chairman of the Board of Trustees. Currently, the Chairman of the Board is Mr. Paumgarten. In such capacity, Mr. Paumgarten is entitled to an additional fee for each meeting attended. However, if Mr. Christian is elected to the Board, he will not receive any additional fees for serving as Chairman of the Board.

         The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Messrs. Christian and Giordano have each indicated that he is willing to serve as a Trustee of the Trust. If any or both of these nominees should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Independent Trustees may recommend. If elected, the nominees will take office at the time the RSMC Agreement takes effect.

         The following table sets forth certain information concerning Messrs. Christian and Giordano:

NAME (AGE)                      PRINCIPAL OCCUPATION AND CURRENT DIRECTORSHIPS
----------                      ----------------------------------------------
ROBERT J. CHRISTIAN (52)        Mr. Christian has been Chief Investment Officer
1100 North Market Street        of Wilmington Trust Company and a Director of
Wilmington, De, 19890           Rodney Square Management Corporation since
                                1996.  Mr. Christian is also Chairman of the
                                Board of Trustees of WT Investment Trust I and
                                WT Mutual Fund and has served in such
                                capacities since 1996. Prior to joining
                                Wilmington Trust Company, he was Chairman and
                                Director of PNC Equity Advisors Company,


                                       14

                                and President and Chief Investment Officer of
                                PNC Asset Management Group Inc. from 1994 to
                                1996. He was Chief Investment Officer of PNC
                                Bank from 1992 to 1996 and a Director of Provident Capital Management from 1993 to 1996.

NICHOLAS A. GIORDANO (58)       Mr. Giordano has been a consultant to financial
1755 Governor's Way             services organizations since 1997. He has been
Blue Bell, Pa. 19422            a Trustee of WT Investment Trust I and WT
                                Mutual Fund since 1999 and of Kalmar Pooled
                                Investment Trust since 2001.  Prior to that, he
                                served as interim President of LaSalle
                                University from July 1998 through June 1999. He
                                also served as president and chief executive
                                officer of the Philadelphia Stock Exchange from
                                1981 through August 1997, and also served as
                                chairman of the board of the exchange's two
                                subsidiaries: Stock Clearing Corporation of
                                Philadelphia and Philadelphia Depository Trust
                                Company. Before joining the Philadelphia Stock
                                Exchange, Mr. Giordano served as chief financial
                                officer at two brokerage firms from 1968 to
                                1971. A certified public accountant, he began
                                his career at Price Waterhouse in 1965.

         The Trust does not hold regular annual meetings at which Trustees are elected. Information concerning the current Trustees and executive officers of the Trust and committees of the Trustees is contained in Annex C. Also included in Annex C is information regarding the compensation received by each Trustee of the HSBC Funds Complex.

         Each nominee for Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees of the Trust or any committee thereof. Mr. Christian, an officer of RSMC and its affiliates, will not receive compensation as a Trustee. However, Mr. Giordano will receive an annual fee and a fee for attending each regular and special meeting of the Board of Trustees, and each committee meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST ELECT MESSRS. CHRISTIAN AND GIORDANO TO THE TRUST'S BOARD OF TRUSTEES.

                                 OTHER BUSINESS

         The management of the Trust has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the person named in the accompanying proxy to vote on such matters in accordance with their best judgement.

                              SHAREHOLDER PROPOSALS

         The Trust does not hold annual meetings of shareholders. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219. The Trust has not received any shareholder proposals to be presented at this meeting.


                                              By Order of the Board of Trustees

                                              Alaina V. Metz
                                              Assistant Secretary


August ___, 2001

                                     ANNEX A

            INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND RSMC

                            [TO BE FILED BY AMENDMENT]

                                     ANNEX B

         INVESTMENT ADVISORY AGREEMENT BETWEEN THE MASTER TRUST AND RSMC

                            [TO BE FILED BY AMENDMENT]

                                     ANNEX C

              PRESENT TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

NAME, ADDRESS AND AGE                POSITION WITH THE TRUST        PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
----------------------               -----------------------        --------------------------------------------
HARALD PAUMGARTEN                    Chairman of the Board of       Mr. Paumgarten has been a Managing Director of
405 Lexington Avenue                 Trustees                       Adirondack Capital Group since 1997 and Chairman of the
New York, NY 10017                                                  Board of Trustees of HSBC Funds Trust and HSBC Mutual
Age:  62                                                            Funds Trust since 1996. From 1991 to 1997, Mr.
                                                                    Paumgarten was the President of Paumgarten and Company.
                                                                    Prior to that, he was the Advisory Managing Director of
                                                                    Lepercq de Neuflize & Co. Incorporated from 1993 to
                                                                    1995 and a Director of Price Waterhouse AGO from 1992
                                                                    to 1993.

JEFFREY J. HAAS                      Trustee                        Mr. Haas has been a Professor of Law with New York Law
155 East 38th Street                                                School since 1996 and a Trustee of HSBC Funds Trust and
New York, NY 10016                                                  HSBC Mutual Funds Trust since 1999.
Age:  39

RICHARD J. LOOS                      Trustee                        Mr. Loos is retired and has been a Trustee of the HSBC
19-27 Prospect Ridge                                                Funds Trust and HSBC Mutual Funds Trust since 1999.  From
Ridgefield, CT  06877                                               1995 to 1996 Mr. Loos was the President of Aspen Capital
Age:  67                                                            Management and from 1972 to 1994 he served as a Managing
                                                                    Director of HSBC Asset Management (Americas) Inc.

CLIFTON H.W. MALONEY                 Trustee                        Mr. Maloney has been the President of C.H.W. Maloney &
49 East 92nd Street                                                 Co.  Inc. since 1981 and a Trustee of HSBC Funds Trust and
New York, NY 10128                                                  HSBC Mutual Funds Trust since 1999.
Age:  63

WALLY GRIMM                          President                      Mr. Grimm has been the Executive Vice President of the
3435 Stelzer Road                                                   Fund Services Division of BISYS Fund Services, Inc. since
Columbus, OH 43219                                                  June 1992.  He also holds similar positions for other
Age:  55                                                            investment companies to which BISYS Fund Services and/or
                                                                    its affiliates provide services.

MARK L. SUTER                        Vice President                 Mr. Suter has been employed with the Fund Services
3435 Stelzer Road                                                   Division of BISYS Fund Services, Inc. since 2000. Prior
Columbus, OH 43219                                                  to that, he was employed by Seligman Data Corporation
Age:  34                                                            as a Vice President in Project Management from February
                                                                    1999 to January 2000 and a Vice President and a Client
                                                                    Services Division Manager from Jun 1997 to February
                                                                    1999. Mr. Suter also holds similar positions with other
                                                                    investment companies to which BISYS Fund Services
                                                                    and/or its affiliates provide services.

NAME, ADDRESS AND AGE                POSITION WITH THE TRUST        PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
----------------------               -----------------------        --------------------------------------------
CHARLES BOOTH                        Vice President                 Mr. Booth has been the Chief Compliance Officer and a Vice
3435 Stelzer Road                                                   President of Fund Administration, Fund Services Division
Columbus, OH 43219                                                  of BISYS Fund Services, Inc. since 1988.  Mr. Booth also
Age:  41                                                            holds similar positions for other investment companies for which BISYS Fund Services and/or its affiliates provide
                                                                    services.

ANTHONY J. FISCHER                   Vice President                 Mr. Fischer has been employed with BISYS Fund Services
3435 Stelzer Road                                                   Inc. in its Client Services, Fund Services Division
Columbus, OH 43219                                                  since 1998. From 1997 to 1998, he was a Director of New
Age:  42                                                            Business SEI. Mr. Fischer also holds similar positions
                                                                    for other investment companies for which BISYS Fund
                                                                    Services and/or its affiliates provide services.

NADEEM YOUSAF                        Treasurer                      Ms. Yousaf has been a Director of the Fund Services
3435 Stelzer Road                                                   Division of BISYS Fund Services, Inc. since August
Columbus, OH 43219                                                  1999. From 1997 to 1999, she was a director of the
Age:  32                                                            Canadian Operations of Investors Bank and Trust. She
                                                                    also holds similar positions for other investment
                                                                    companies for which BISYS Fund Services and/or its
                                                                    affiliates provide services.

STEVEN R. HOWARD                     Secretary                      Mr. Howard has been a partner with the law firm of Paul,
1285 Avenue of the Americas                                         Weiss, Rifkind, Wharton & Garrison since April 1998.  From
New York, NY  10019                                                 1991 to 1996 he was a partner of the law firm of Baker &
Age:  48                                                            McKenzie.  From 1988 to 1991 he was a partner of the law
                                                                    firm of Gaston & Snow.  Mr. Howard has also been the
                                                                    Secretary of HSBC Funds Trust since 1987.

ALAINA V. METZ                       Assistant Secretary            Ms. Metz has been the Chief Administrator of
3435 Stelzer Road                                                   Administration and Regulatory Services of BISYS Fund
Columbus, OH 43219                                                  Services, Inc. since June 1995.  From May 1989 to June
Age:  34                                                            1995, Ms. Metz was the supervisor of the Mutual Fund Legal
                                                                    Department of Alliance Capital Management.  Ms. Metz also
                                                                    holds similar positions for other investment companies for which BISYS Fund Services and/or its affiliates provide
                                                                    services.

         Each Trustee also serves as a member of the Trust's Nominating and Audit Committee. The function of the Nominating Committee is to select and nominate all candidates who are not "interested persons" of the Trust for election to the Trust's Board. The function of the Audit Committee is to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures of the Trust.

         Each Trustee is entitled to receive from the Trust an annual fee and a fee for attending each regular and special meeting of the Board, and each committee meeting. The Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Trust is entitled to receive an additional fee for each meeting attended.

         The aggregate amounts of compensation payable to each Trustee of the Trust and by all other investment companies of the HSBC Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation from the Fund Complex) during the fiscal year ended December 31, 2000, are set forth below:

                                                 COMPENSATION TABLE

                                                      TOTAL AGGREGATE                         COMPENSATION
TRUSTEE                                         COMPENSATION FROM THE FUNDS            FROM THE FUND COMPLEX (1)
-------                                         ---------------------------            ---------------------
Richard J. Loos, Trustee                                  $27,927                               $39,500

Harald Paumgarten, Chairman                               $39,979                               $57,000

John Meditz, Trustee (2)                                  $21,268                               $29,500

Clifton H.W. Maloney, Trustee                             $20,672                               $29,000

Jeffrey Haas, Trustee                                     $27,391                               $39,000

John P. Pfann, Trustee (3)                                $12,505                               $17,500

Robert A. Robinson, Trustee (4)                           $13,972                               $19,500

      TOTAL                                               $163,714                              $231,000

-----------------------
(1) Each Trustee also served as a Trustee of the HSBC Mutual Funds Trust, which is composed of four separate portfolios.
(2)  John Meditz resigned as a Trustee of the Trust, effective July 1, 2001.
(3)  John P. Pfann resigned as a Trustee of the Trust, effective November 8,
     2000.
(4)  Robert A. Robinson resigned as a Trustee of the Trust, effective
     November 8, 2000.

                                     ANNEX D

                         ADVISORY AGREEMENT FEE SCHEDULE

 ANNUAL RATES (BASED ON AVERAGE            TOTAL ASSETS FOR THE MOST        AGGREGATE NET FEES PAID TO        WAIVERS FOR THE MOST
        DAILY NET ASSETS)                  RECENTLY COMPLETED FISCAL        RSMC FOR THE MOST RECENTLY     RECENTLY COMPLETED FISCAL
                                             YEAR - JUNE 30, 2001            COMPLETED FISCAL YEAR -                 YEAR -
                                                                                 JUNE 30, 2001                  JUNE 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Series                            $108,331,113                      $336,968                    $108,377

International Multi-Manager                                    $                             $                           $
Series

Large Cap Core Series                                          $                             $                           $

Municipal Bond Series                                $22,758,740                       $65,288                     $64,304

Premier Money Market Series                         $632,548,955                    $1,202,341                    $342,356

Prime Money Market Series                         $2,538,222,948                             $                 $10,433,544

Short/Intermediate Bond Series                      $140,029,661                      $505,219                     $84,213

Small Cap Core Series                                          $                             $                           $

Tax-Exempt Series                                   $479,796,347                             $                  $2,394,803

U.S. Government Series                            $1,216,228,891                             $                  $4,519,119

                                     ANNEX E

               SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, the record ownership of the HSBC Fund's issued and outstanding shares by each 5% or greater shareholder. The Trust has no knowledge regarding beneficial ownership.

PORTFOLIO                                              AMOUNT OF RECORD OWNERSHIP          PERCENT OF STOCK
NAME AND ADDRESS OF RECORD OWNER
--------------------------------------------------------------------------------------------------------------
Sandra Bass                                            2,427,413.800                       7.8231%
47 Deer Park Rd.
Great Neck, NY 11024

Circle Court Holding Company                           2,664,761.460                       8.5880%
P.O. Box 414
Mount Vernon, NY 10551

Vernon Management Co.                                  1,581,822.980                       5.0979%
P.O. Box 414
Mount Vernon, NY 10551

Pine Hollow Co.                                        2,221,457,570                       7.1594%
P.O. Box 414
Mount Vernon, NY 10551


                                     ANNEX F

               DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF RSMC

NAME                          POSITION WITH RSMC              PRINCIPAL OCCUPATION
----                          ------------------              --------------------
Robert J. Christian           Director, President, and        Mr. Christian has been Chief Investment Officer of
                              Chief Operating Officer         Wilmington Trust Company ("WTC") and a Director of Rodney
                                                              Square Management Corporation since 1996. Mr. Christian
                                                              is also Chairman of the Board of Trustees of WT
                                                              Investment Trust I and WT Mutual Fund and has served in
                                                              such capacities since 1996. Prior to joining Wilmington
                                                              Trust Company, he was Chairman and Director of PNC
                                                              Equity Advisors Company, and President and Chief
                                                              Investment Officer of PNC Asset Management Group Inc.
                                                              from 1994 to 1996. He was Chief Investment Officer of
                                                              PNC Bank from 1992 to 1996 and a Director of Provident
                                                              Capital Management from 1993 to 1996.

E. Matthew Brown              Director                        Mr. Brown has been employed with RSMC and/or one of
                                                              its affiliates since October of 1996. From 1993
                                                              through 1996, he was the Chief Investment Officer of
                                                              PNC Bank, Delaware.

Eric K. Cheung                Director                        Mr. Cheung has been a Vice President of RSMC since 1986.
                                                              From 1978 to 1986 he was the Fund Manager for fixed income assets of the Meritor Financial Group. Since 1991, Mr. Cheung
                                                              has been the Division Manger, Fixed Income Products at WTC.

Joseph M. Fahey, Jr.          Director, Vice President and    Mr. Fahey has been a Vice President of RSMC since
                              Secretary                       1992.  He has been a Director and Secretary of RSMC
                                                              since 1986 and was an Assistant Vice President from
                                                              1988 to 1992.

Clayton M. Albright           Vice President                  Mr. Albright has been employed with RSMC or one of its
                                                              affiliates since 1976.  He has been a portfolio
                                                              manager since 1987.

Dominick J. D'Eramo, CFA      Vice President                  Mr. D'Eramo has been employed by RSMC and/or one of
                                                              its affiliates since 1986. Currently, he is a
                                                              portfolio manager.

Lisa More                     Vice President                  Ms. More has been employed by RSMC and/or one of its
                                                              affiliates since 1988.
Thomas J. Neale
                              Vice President                  Mr. Neale has been employed by RSMC and/or one of its
                                                              affiliates since 1986 as a portfolio manager.

Rafael E. Tamargo             Vice President                  Mr. Tamargo has been employed by RSMC and/or one of its
                                                              affiliates since 1996 as an equities analyst.

Scott W. Edmonds              Assistant Vice President        Mr. Edmonds has been employed by RSMC and/or one of its
                                                              affiliates since 1989 as a portfolio manager.

                       NEW YORK TAX-FREE MONEY MARKET FUND
                          a series of HSBC Funds Trust

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON           , 2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES HSBC FUNDS TRUST

The undersigned hereby appoint(s) Walter B. Grimm and Jill M. Mizer or any one or more of them, proxies, with full power of substitution, to vote all shares of the New York Tax-Free Money Market Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 3435 Stelzer Road, Columbus,
Ohio, on           , 2001 at 10:00 a.m., local time, and at any adjournment
thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Approval of new interim Investment Advisory Agreement between HSBC Funds Trust, on behalf of the Fund, and Rodney Square Management Corporation.

     FOR    [  ]           AGAINST  [  ]             ABSTAIN  [  ]

     Approval of new Investment Advisory Agreement between WT Investment Trust I, on behalf of New York Tax-Free Money Market Series, and Rodney Square Management Corporation.

     FOR    [  ]           AGAINST  [  ]             ABSTAIN  [  ]


2.   Approval of change of investment policy.

     FOR    [  ]           AGAINST  [  ]             ABSTAIN  [  ]

3.   Election of Mr. Robert J. Christian to the Board Trustees.

     FOR    [  ]           AGAINST  [  ]             ABSTAIN  [  ]

     Election of Mr. Nicholas A. Giordano to the Board of Trustees.

     FOR    [  ]           AGAINST  [  ]             ABSTAIN  [  ]

4. Transaction of such other business as ma y properly come before the Meeting or any adjournment(s) thereof.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be case FOR Proposal 1 and FOR Proposal 2 and FOR the election of all nominees for Trustees. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated August ___, 2001.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.


---------------------------            --------------
Signature                              Date


---------------------------            --------------
Signature (if held jointly)            Date